UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   MAY 7, 2003

                            VORNADO OPERATING COMPANY
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   NO. 001-14525              NO. 22-3569068
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                     888 SEVENTH AVENUE
                     NEW YORK, NEW YORK                                10019
          (Address of Principal Executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (212) 894-7000

                                       N/A
          (Former name or former address, if changed since last report)


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

         The following exhibit is furnished as part of this report:

         Exhibit Number                     Description
         --------------                     -----------

         99.1                 Press Release, dated May 7, 2003.

Item 9.  REGULATION FD DISCLOSURE

         In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). In accordance with General Instruction
B.6 of Form 8-K, the information in this Current Report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

         On May 7, 2003, Vornado Operating Company (the "Company") issued a press release reporting the Company's operating results for the first quarter of 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VORNADO OPERATING COMPANY
                                                --------------------------------
                                                         (Registrant)


                                                By: /s/ Joseph Macnow
                                                   -----------------------------
                                                Name:  Joseph Macnow
                                                Title: Executive Vice
                                                       President -- Finance and
                                                       Administration and Chief
                                                       Financial Officer

Date:  May 8, 2003


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                                  EXHIBIT INDEX

99.1      Press Release, dated May 7, 2003.



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